February 2014 I Bank of America Merrill Lynch Insurance Conference Willis Group Holdings Exhibit 99.1

Disclaimer
Important disclosures regarding forward-looking statements
2 BAML Insurance Conference, February, 2014
These presentations contain certain “forward-looking statements”
within the meaning of Section 27A of the Securities Act of 1933, and
Section 21E of the Securities Exchange Act of 1934, which are intended to be covered by the safe harbors created by those laws.
These forward-looking statements include information about possible or assumed future results of our operations.
All statements, other than statements of historical facts, included in this document that address activities, events or developments that we expect or anticipate may occur in the future, including such things as our outlook, potential cost savings and accelerated adjusted operating margin and adjusted earnings per share growth, future capital expenditures, growth in commissions and fees, business strategies, competitive strengths, goals, the benefits of new initiatives, growth of our business and operations, plans, and references to future successes are forward-looking statements. Also, when we use the words such as ‘aim’, ‘anticipate’, ‘believe’,
‘estimate’, ‘expect’, ‘intend’, ‘plan’, ‘probably’, or similar expressions, we are making forward-looking statements.
There are important uncertainties, events and factors that could cause our actual results or performance to differ materially from those in the forward-looking statements contained in this document, including the following:  the impact of any regional, national or global political, economic, business, competitive, market, environmental or regulatory conditions on our global business operations; the impact of current financial market conditions on our results of operations and financial condition, including as a result of those associated with the current Eurozone crisis, any insolvencies of or other difficulties experienced by our clients, insurance companies or financial institutions; our ability to implement and realize anticipated benefits of any expense reduction initiative, charge or any revenue
generating initiatives; our ability to implement and fully realize anticipated benefits of our new growth strategy, volatility or declines in insurance markets and premiums on which our commissions are based, but which we do not control; our ability to continue to manage our significant indebtedness; our ability to compete effectively in our industry, including the impact of our refusal to accept contingent commissions from carriers in the non-Human Capital areas of our retail brokerage business; material changes in commercial property and casualty markets generally or the availability of insurance products or changes in premiums resulting from a catastrophic event, such as a hurricane; our ability to retain key employees and clients and attract new business; the timing or ability to carry out share repurchases and redemptions; the timing or ability to carry out refinancing or take other steps to manage our capital and the limitations in our long term debt agreements that may restrict our ability to take these actions; fluctuations in our earnings as a result of potential changes to our valuation allowance(s) on our deferred tax assets;

Disclaimer
3 BAML Insurance Conference, February, 2014
any fluctuations in exchange and interest rates that could
affect expenses and revenue; the potential costs and
difficulties in complying with a wide variety of foreign laws and regulations and any related changes, given the global scope
of our operations; rating agency actions that could inhibit our ability to borrow funds or the pricing thereof; a significant decline in the value of investments that fund our pension
plans or changes in our pension plan liabilities or funding
obligations; our ability to achieve the expected strategic
benefits of transactions, including any growth from associates;
further impairment of the goodwill of one of our reporting units, in which case we may be required to record additional
significant charges to earnings; our ability to receive dividends or other distributions in needed amounts from our subsidiaries;
changes in the tax or accounting treatment of our operations and fluctuations in our tax rate; any potential impact from the
US healthcare reform legislation; our involvements in and the results of any regulatory investigations, legal proceedings and other contingencies; underwriting, advisory or
reputational risks associated with non-core
operations as well as the potential significant impact
our non-core operations (including the Willis Capital
Markets & Advisory operations) can have on our
financial results; our exposure to potential liabilities
arising from errors and omissions and other potential
claims against us; and the interruption or loss of our
information processing systems or failure to maintain
secure information systems.
The foregoing list of factors is not exhaustive and new
factors may emerge from time to time that could also
affect actual performance and results. For additional
information see also Part I, Item 1A “Risk Factors”
included in Willis’ Form 10-K for the year ended
December 31, 2012, and our subsequent filings with
the Securities and Exchange Commission. Copies
are available online at http://www.sec.gov or on
request from the Company.
Although we believe that the assumptions underlying our
forward-looking statements are reasonable, any of these
assumptions, and therefore also the forward-looking
statements based on these assumptions, could
themselves prove to be inaccurate. In light of the
significant uncertainties inherent in the forward-looking
statements included in this presentation, our inclusion of
this information is not a representation or guarantee by us
that our objectives and plans will be achieved. Our
forward-looking statements speak only as of the date
made and we will not update these forward-looking
statements unless the securities laws require us to do so.
In light of these risks, uncertainties and assumptions, the
forward-looking events discussed in this presentation may
not occur, and we caution you against unduly relying on
these forward-looking statements.
Important disclosures regarding forward-looking statements
continued

Global risk adviser and broker
BAML Insurance Conference, February, 2014 4
With roots dating to 1828, today we are a truly global company, operating on every continent, with around18,000 Associates in over 400 offices
Market-leading products and professional services in risk management and transfer
Our experts rank among the world’s leading authorities on analytics, modelling and mitigation strategies at the intersection of global commerce and extreme events
Across geographies, industries and specialisms, Willis provides its local and multinational clients with resilience for a risky world
2013 revenue - $3.7 billion
Global
International
North
America
29%
38%
33%

Our strong fundamentals

Highly
diversified
Geographically diversified
Clients across all segments and industries
86% P&C, 14% EB and growing
Attractive
growth
markets
Long-term structural drivers – GDP, trade, inflation, demographics
Growing insurance and broking penetration in developing markets
Expanding set of risks: climate, cyber, health
Growing
cash
generation
$3.7bn in revenues in 2013
Strong Operating and EBITDA margins
BAML Insurance Conference, February, 2014

Our growth opportunities

• Faster growth geographies, industries and sectors
• Connectivity between businesses
• New and existing insurance capital
• Global360
• Global healthcare and demographic changes
• The Willis Advantage Exchange
• Growing Employee Benefits demand across the world
• Disciplined approach to M&A opportunities
• Gras Savoye
• Expanding list of other options
• Disciplined NPV process
BAML Insurance Conference, February, 2014

Invest in the business for growth
Positive margin,
targeting 70 bps +
spread
Mid-single digit
organic revenue
growth
Flattening capital
expenditures and
pension funding
BAML Insurance Conference, February, 2014
Improving cash generation
Repurchase shares
M&A
Generate a steadily rising dividend
Objective of mid-teens total shareholder return over
medium term

Positive margin,
targeting 70 bps +
spread
Mid-single digit
organic revenue
growth
Flattening capital
expenditures and
pension funding
Combination of capital
expenditures and pension funding
was down mildly
BAML Insurance Conference, February, 2014
Improving cash generation
Objectives - 2013 score sheet
Organic growth 4.9%
•
Willis North America 4.9%
•
Willis International 4.1%
• Willis Global 5.6%
Adjusted operating margin  20%
• Expense growth outpaced
revenue growth as we invested in
growth regions/products,
technology and important support
functions
Cash from operating activities $561 million, up $36 million from 2012
Cash on hand of $796 million, up $296 million from 2012

Objectives - 2013 score sheet

Invest in the business for growth
M&A
Generate a steadily rising dividend
Repurchase shares
Increased 7.1% to $1.20 per share in 2014
Buyback $200 million in shares in 2014 to offset
increase in shares from employee option
exercises
Targeted acquisitions,  e.g. Prime, Charles Monat
Divested non-strategic assets, e.g, Insurance
Noodle, U.K. small commercial, Willis Maine
Talent in higher growth areas
Actions to improve connectivity
Investing in technology and systems
BAML Insurance Conference, February, 2014

Refining our segment approach: Large Corporates

Opportunity:
• Number of companies in U.S. with annual sales of >$1 billion grew 5% 2010 - 2012
• Commissions and fees paid by the same group grew 10% over that period
Approach:
• Focus on products and industries where we can win
• Team approach and compensation model
• Bringing all of Willis to our clients
• Selectively invest in talent focused on this segment
BAML Insurance Conference, February, 2014

Refining our segment approach: Small and Middle Market
clients

Opportunity:
• Small proportion of revenues today
• Drive profitability and growth
Approach:
• More cost effective model to improve profitability
• Manage as a separate practice in North America with national leadership
• Use insurance facilities to simplify placement model
• Build out Willis Networks in Europe
• Divest SME business where we do not have a competitive advantage
BAML Insurance Conference, February, 2014

News Release

Contact:

Media: Paul Platt
+ 44 20 3124 7659
Email: paul.platt@willis.com

Investors: Peter Poillon
+1 212 915 8084
Email: peter.poillon@willis.com

Willis Launches Global Human Capital & Benefits Practice Led by Willis International CEO

London, UK, January 22, 2014 - Willis Group Holdings (NYSE: WSH), the global risk adviser, insurance and reinsurance broker, is creating a new global Human Capital & Benefits (HCB) Practice led by Tim Wright, who will add this Group role to his duties as CEO of Willis International.

The practice will unite all the existing employee benefits and related consulting businesses across Willis to develop and execute a coordinated global strategy aimed at delivering the very best of Willis to our clients, and increasing its share of this large and growing market.

These businesses comprise pensions and retirement planning, healthcare, group risk and life cover. They also include a range of consultative services such as compliance, data analytics, communications, wellness and human resource consulting.

12 BAML Insurance Conference, February, 2014 Accelerating our Human Capital & Benefits strategy

Opportunity:
• Over $500 million of Willis revenue globally in 2013
• Tremendous opportunity to take market share in disaggregated U.S. market
• Willis employee benefits business in Europe is growing faster than P&C
• Emerging markets (e.g., China and Brazil) provide substantial growth opportunities
• Opportunity to double revenue in medium term through organic and inorganic growth
Approach:
• Announced global Human Capital & Benefits practice
• Focus on client segments and industries where we can win
• Healthcare focus in U.S.; mixed healthcare and pensions elsewhere
• Service to multinationals in global benefits programs
• Select M&A opportunities (e.g. Gras Savoye)
BAML Insurance Conference, February, 2014
Accelerating our Human Capital & Benefits strategy

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Willis

14 In discussion with about 600 prospects, of which approximately 50% are new to Willis BAML Insurance Conference, February, 2014 The Willis Advantage in North America

Creating ongoing structural reduction in our costs

• Simplify operations and IT
• “Connecting Willis” leads to breakdown of silos
• Prioritize investments towards client-facing
systems
• CRM
• Client portals
• Further use of our lower-cost locations
• Ipswich
• Nashville
• Mumbai
BAML Insurance Conference, February, 2014

BAML Insurance Conference, February 2014 16
Opportunity:
•
Approach:
• Back in the market after post-2008/HRH hiatus
• Meaningful uptick in number of transactions being evaluated
•
•
• Emerging markets
• Human Capital & Benefits
• Reinsurance
• Specialisms (product, industry)
• Filling geographic gaps
• Willis often preferred buyer due to attractive culture
Refining our approach to inorganic growth
Seek value-additive acquisitions (quality, market leadership, growth), maintaining financial discipline (NPV positive)
Current focus includes:
Inorganic growth will supplement our organic growth to drive mid-teens shareholder returns over the medium term

• Cost restructuring complete in 2013
• Opportunity now to grow revenues and EBITDA
• Post-acquisition, revenue and cost synergies
• Passes many qualitative tests for which we evaluate targets:
• Quality
• Market leadership
• Emerging markets exposure
• Human Capital & Benefits
• Geographic gaps (e.g., France, Africa, Middle East, Asia)
• Final quantitative test in 2015 to ensure substantially positive NPV
BAML Insurance Conference, February, 2014
Refining our approach to inorganic growth: Gras Savoye

Important disclosures regarding Non-GAAP measures
2013 Commissions and fees growth by segment
Q1 Q2 Q3 Q4 FY
Reported Growth 3.5% 8.2% 6.4% 5.5% 5.7%
Acquisitions & Disposals / other -0.2% 0.2% 0.8% 4.5% 1.0%
Foreign Currency Movements -0.4% -2.3% -0.8% -0.4% -0.9%
Organic Growth 4.1% 10.3% 6.4% 1.4% 5.6%
Reported Growth 3.8% 2.5% 7.0% 3.0% 3.9%
Acquisitions & Disposals / other 0.1% 0.1% -% -0.4% -%
Foreign Currency Movements -0.1% -0.2% -0.8% 0.4% -0.2%
Organic Growth 3.8% 2.6% 7.8% 3.0% 4.1%
Reported Growth 4.9% 6.1% 4.1% 6.6% 5.4%
Acquisitions & Disposals / other 0.4% 0.6% 0.6% 0.8% 0.6%
Foreign Currency Movements 0.2% -% -0.4% -% -0.1%
Organic Growth 4.3% 5.5% 3.9% 5.8% 4.9%
Reported Growth 4.1% 5.7% 5.6% 5.1% 5.1%
Acquisitions & Disposals / other 0.1% 0.4% 0.5% 1.4% 0.5%
Foreign Currency Movements -0.1% -1.0% -0.6% -% -0.3%
Organic Growth 4.1% 6.3% 5.7% 3.7% 4.9%
Willis Global
Willis
International
Willis North
America
Willis Group
Holdings
BAML Insurance Conference, February, 2014

(In millions) 2013FY 2012FY
Operating Income $685 ($209)
- Excluding:
- Fees related to the extinguishment of debt 1 -
- Expense reduction initiative 46 -
- Goodwill impairment charge - 492
- Write-off of unamortized cash retention awards - 200
- Accrual of 2012 cash bonus - 252
- Insurance recovery - (10)
- Write-off of uncollectible accounts receivable and legal fees - 13
- India JV settlement - 11
- Net (gain) loss on disposal of operations (2) 3
- -
Adjusted Operating Income $730 $752
Operating Margin 18.7% (6.0%)
Adjusted Operating Margin 20.0% 21.6%
Important disclosures regarding Non-GAAP measures
(cont)
Adjusted operating income
BAML Insurance Conference, February, 2014